                                                                    Exhibit 10.2

                               AMENDMENT NO. 1 TO
                AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT




                                  June 10, 2002



Weirton Steel Corporation
400 Three Springs Drive
Weirton, West Virginia 26062
Attention:  Mark E. Kaplan

Ladies and Gentlemen:

                  Reference is made to the Amended and Restated Loan and Security Agreement dated as of May 3, 2002 by and among Weirton Steel Corporation ("Borrower"), the lenders from time to time party thereto (the "Lenders"), Fleet Capital Corporation, individually as a Lender, and as agent for the Lenders (the "Agent"), Foothill Capital Corporation, individually as a Lender, and as Syndication Agent for the Lenders, The CIT Group/Business Credit, Inc., individually as a Lender, and as a Documentation Agent for the Lenders, GMAC Business Credit, LLC, individually as a Lender, and as a Documentation Agent for the Lenders and Fleet Securities, Inc., as lead arranger (the "Loan Agreement"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings provided to such terms in the Loan Agreement.

                  Borrower has requested that Majority Lenders agree to amend the Loan Agreement in order to permit the Borrower to (a) include a financing transaction (in addition to a sale and leaseback) within the definitions of the terms PERMITTED GO TRANSACTION and PERMITTED RD TRANSACTION and (b) sell certain allowances available to Borrower in respect of nitrogen oxide emissions. Majority Lenders have agreed to the foregoing, on the terms and conditions set forth herein. Therefore, Majority Lenders hereby agree as follows:

                  1. AMENDMENTS. The Loan Agreement is hereby amended as follows:

                  (a) Subsection 8.2.3(x) of the Loan Agreement is hereby amended and restated in its entirety, as follows:

                  "(x) Capitalized Lease Obligations or Indebtedness for Money Borrowed incurred in connection with a Permitted GO Transaction and/or a Permitted RD Transaction;"

                  (b) Subsections 8.2.9(viii), (ix), (x), (xi) and (xii) of the Loan Agreement are hereby amended and restated in their entirety, as follows:

                  "(viii) the disposition of the GO Facility in connection with a Permitted GO Transaction that involves a sale and leaseback;

                  (ix) the disposition of the RD Facility in connection with a Permitted RD Transaction that involves a sale and leaseback;

                  (x) the disposition of Borrower's CMS Assets in connection with a Permitted CMS Transaction;

                  (xi) the disposition of up to 1500 nitrogen oxide emissions allowances at fair market value and in compliance with applicable laws, during the period commencing on the date hereof and ending on August 31, 2002, so long as the cash proceeds thereof are promptly delivered to Agent for application against the then outstanding principal balance of the Revolving Credit Loans; and

                  (xii) other dispositions expressly authorized by this Agreement."

                  (c) The definition of the term PERMITTED GO TRANSACTION contained in Appendix A to the Loan Agreement is hereby amended and restated in its entirety, as follows:

                  "PERMITTED GO TRANSACTION - either (i) a sale by Borrower of the GO Facility to one or more Persons and the lease of such facility by Borrower giving rise to a Capitalized Lease Obligation, so long as
         (a) such sale is for fair market value, (b) the terms of such sale and lease are commercially reasonable and customary for transactions of that type at the time of consummation thereof, (c) the lessor delivers to Agent a landlord's agreement with respect to the GO Facility in form and substance reasonably acceptable to Agent, (d) no Event of Default is then in existence and (e) the net cash proceeds of such sale are promptly delivered to Agent for application against the then-outstanding principal balance of the Revolving Credit Loans or
         (ii) another type of financing transaction pursuant to which Borrower incurs Indebtedness for Money Borrowed, so long as (a) such Indebtedness is secured solely by the GO Facility and the Transportation Equipment, (b) the terms of such financing transaction are commercially reasonable and customary for transactions of that type at the time of consummation thereof, (c) the Person providing such financing delivers to Agent a mortgagee's waiver agreement with respect to the GO Facility in form and substance satisfactory to the Agent, (d) no Event of Default is then in existence and (e) the net cash proceeds of such transaction are promptly delivered to Agent for application against the then-outstanding principal balance of the Revolving Credit Loans."

                  (d) The definition of the term PERMITTED RD TRANSACTION contained in Appendix A to the Loan Agreement is hereby amended and restated in its entirety, as follows:

                  "PERMITTED RD TRANSACTION - either (i) a sale by Borrower of the RD Facility to one or more Persons and, the lease of such facility by Borrower giving rise to a Capitalized Lease Obligation, so long as
         (a) such sale is for fair market value, (b) the terms of such sale and lease, if any, are commercially reasonable and customary for transactions of that type at the time of the consummation thereof, (c) if applicable, the lessor delivers to Agent a landlord's agreement with respect to the RD Facility in form and substance reasonably acceptable to Agent, (d) no Event of Default is then in existence and (e) the net cash proceeds of such sale are promptly delivered to Agent for application against the then-outstanding principal balance of the Revolving Credit Loans or (ii) another type of financing transaction pursuant to which Borrower incurs Indebtedness for Money Borrowed, so long as (a) such Indebtedness is secured solely by the RD Facility and the Transportation Equipment, (b) the terms of such financing transaction are commercially reasonable and customary for transactions of that type at the time of consummation thereof, (c) the Person providing such financing delivers to Agent a mortgagee's waiver agreement with respect to the RD Facility in form and substance satisfactory to the Agent, (d) no Event of Default is then in existence and (e) the net cash proceeds of such transaction are promptly delivered to Agent for application against the then-outstanding principal balance of the Revolving Credit Loans."

                  2. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Lenders that after giving effect to the transactions contemplated hereby:

                  (a) there is no Default or Event of Default currently in existence; and

                  (b) the representations and warranties of Borrower contained in the Loan Agreement, as amended hereby, and the other Loan Documents, are true and correct in all material respects as of the date hereof, with the same effect as though made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date.

                  3. CONDITION TO EFFECTIVENESS. This Amendment No. 1 to Amended and Restated Loan and Security Agreement (the "Amendment") shall be effective upon the execution hereof by Majority Lenders, acceptance hereof by Borrower, and delivery hereof to Agent on or before June __, 2002.

                  4. SCOPE. Except as expressly amended by this Amendment, the terms of the Loan Agreement shall remain in full force and effect as executed.

                  5. COUNTERPARTS. This Amendment and all other documents and agreements provided for herein or delivered or to be delivered hereunder or in connection herewith may be executed in any number of counterparts, and by the parties hereto and/or thereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed an original, but all such counterparts shall together constitute but one and the same agreement or document, as applicable.

                            [SIGNATURE PAGE FOLLOWS]

                                Very truly yours,

                                FLEET CAPITAL CORPORATION,
                                  as Agent and as a Lender


                                By /s/ Tom Karlov
                                   ---------------------------------------------
                                Title Senior Vice President
                                      ------------------------------------------

                                Revolving Loan Commitment:  $50,000,000

                                FOOTHILL CAPITAL CORPORATION,
                                  as Syndication Agent and as a Lender


                                By /s/ Eileen Quinn
                                   ---------------------------------------------
                                Title Vice President
                                      ------------------------------------------

                                Revolving Loan Commitment:  $50,000,000

                                THE CIT GROUP/BUSINESS CREDIT, INC.,
                                  as a Documentation Agent and as a Lender


                                By
                                   ---------------------------------------------
                                Title
                                      ------------------------------------------

                                Revolving Loan Commitment:  $50,000,000

                                GMAC BUSINESS CREDIT, LLC,
                                  as a Documentation Agent and as a Lender


                                By /s/ George Grieco
                                   ---------------------------------------------
                                Title Director
                                      ------------------------------------------

                                Revolving Loan Commitment:  $35,000,000

                                TRANSAMERICA BUSINESS
                                  CAPITAL CORPORATION, as a Lender


                                By /s/ Jim Lemperis
                                   ---------------------------------------------
                                Title Vice President
                                      ------------------------------------------

                                Revolving Loan Commitment:  $15,000,000



Acknowledged and agreed to as of
this 10th day of June, 2002.
WEIRTON STEEL CORPORATION


By /s/ Mark E. Kaplan
   ---------------------------------
Its Senior Vice President of Finance and Administration
    ---------------------------------------------------